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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         JUNE 24, 2008
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

     MICHIGAN                        001-11638                   38-2526913
------------------                ----------------          --------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                    File Number)            Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                         48207
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  (Address of principal executive offices)                           (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act.
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            FISCAL YEAR.

      On and effective June 24, 2008, the Company's Board of Directors (the "Board") amended and restated the Company's bylaws. The following is a summary of the material changes effected by adoption of the Amended and Restated Bylaws:

      Article VIII, "Stock Certificates" -- Section 1, "Certificates" and
Section 2, "Transfers of Stock": These sections were amended to clarify the Board's authority to issue uncertificated shares of the Company's capital stock and the procedure for the transfer of uncertificated shares on the books of the Company. The amendments were made to enable the Company to comply with a Nasdaq rule requiring securities listed on Nasdaq to be eligible for a Direct Registration Program, but the amendments do not require the Company to participate in a Direct Registration Program and do not eliminate physical stock certificates.

      The Amended and Restated Bylaws of United American Healthcare Corporation are filed herewith as Exhibit 3.1 and incorporated herein by reference. The descriptions of provisions of the Amended and Restated Bylaws are qualified in their entirety by reference to the Amended and Restated Bylaws.

 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS.

      The following exhibit is filed as part of this Report:


EXHIBIT NO.      DESCRIPTION
   3.1           Amended and Restated Bylaws of United American Healthcare Corporation

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 25, 2008                  UNITED AMERICAN HEALTHCARE CORPORATION

                                      By:   /s/ Stephen D. Harris
                                         ------------------------
                                      Name:   Stephen D. Harris
                                      Title:  Executive Vice President and Chief
                                              Financial Officer







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